Non-current Assets Held for Sale	12 Months Ended
Dec. 31, 2023
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Non-current assets held for sale

34. Non-current assets held for sale

On December 30, 2022, Oatly, Inc., and its wholly owned subsidiary, Oatly US Operations & Supply Inc., entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Ya YA Foods USA LLC (“YYF”), and parent Aseptic Beverage Holdings LP, a Delaware limited partnership (“Buyer Parent”), to establish a strategic partnership pursuant to which

Oatly, Inc. would sell the Facilities to YYF. Subject to the terms and conditions of the Asset Purchase Agreement, YYF would acquire a majority of the assets that were used in the operation of the Facilities and assume the obligations arising under the real property leases and certain contracts for and related to the Facilities. The assets subject to the Asset Purchase Agreement were included in the Americas reportable segment. As of December 31, 2022, these assets met the criteria for classification as held for sale. As part of the transaction and reclassification to held for sale, an impairment of $38.3 million was recognized to reduce the carrying amount of the assets to their fair value less costs of disposal. The impairment was recognized as other operating expenses in the consolidated statement of operations as of December 31, 2022.

The major classes of assets and liabilities of the Group classified as held for sale as at 31 December were as follows:

2022
Assets
Property, plant and equipment (Note 15)	110,128
Right-of-use assets (Note 16)	32,575
Assets held for sale	142,703

Liabilities
Non-current lease liabilities (Note 16)	40,967
Current lease liabilities (Note 16)	3,827
Provisions (Note 26)	3,677
Liabilities directly associated with assets held for sale	48,471
Net assets directly associated with disposal group	94,232

On January 25, 2023, a consent letter was entered into in connection with the SRCF Agreement pursuant to which the lenders under the SRCF Agreement agreed that the YYF Transaction shall constitute a permitted disposal for the purposes of the SRCF Agreement.

On March 1, 2023, the YYF Transaction closed, and the Company and its wholly owned subsidiary, Oatly US Operations & Supply Inc. sold the Facilities to YYF in connection with the establishment of a strategic manufacturing alliance with YYF, pursuant to the terms of that certain asset purchase agreement with YYF and Buyer Parent, dated December 30, 2022 (collectively, the “YYF Transaction”). Pursuant to the terms and conditions of the Asset Purchase Agreement, YYF acquired a majority of the assets that are used in the operation of the Facilities and assumed the Company’s obligations arising under the real property leases and certain contracts for and related to the Facilities. The Company continues to own all intellectual property related to production of oat base, the Company’s principal, proprietary ingredient for all Oatly products, and the Company continues to own and operate its own equipment, fixtures and supplies associated with its production of oat base at the Facilities. In connection with the YYF Transaction, YYF and the Company also have entered into a contract manufacturing agreement pursuant to which YYF will manufacture certain finished products for the Company, using oat base supplied by Oatly (the “Co-Pack Agreement”).

As consideration for the YYF Transaction, the Company received an aggregate purchase price of approximately $102.6 million. Of this aggregate purchase price, $86.5 million is attributable to the Ogden Facility, of which (a) $72.0 million was paid to the Company through a combination of $52.0 million cash and $20.0 million in the form of a promissory note from the Buyer Parent to the Company, and (b) $14.5 million is in the form of a credit toward future use of shared assets at the Ogden Facility. The remaining $16.1 million of the aggregate purchase price is attributable to the Dallas-Fort Worth Facility, of which (a) $13.6 million is a credit toward future capital expenditures associated with completion of oat base capacity at the Dallas-Fort Worth Facility, and (b) $2.5 million is in the form of a credit toward future use of shared assets at the Dallas-Fort Worth Facility. As part of the consideration for the Transaction, the Buyer Parent issued a promissory note for $20 million to the Company due May 31, 2028 (the “Note”). The interest rate of the Note begins at 8% and escalates an additional 2% each year. The Note is guaranteed by the founder and chief executive officer of the Buyer Parent. The Buyer Parent’s obligation under the Note may be offset by amounts owed to YYF under the Co-Pack Agreement only if such amounts are not paid in accordance with the Co-Pack Agreement. The Note also contains other customary terms and conditions.

Following certain events during the fourth quarter of 2023, the Company decided to discontinue the construction of the production facility in Dallas-Fort Worth, Texas. For the twelve months ended December 31, 2023, the Company recorded an impairment charge of $13.9 million related to the credit toward future capital expenditures, and an impairment charge of $2.5 million related to the credit toward future use of shared assets at the Dallas-Fort Worth Facility. The impairment charges are included in Other operating income and (expenses), net in the consolidated statement of operations. See Note 17 Other non-current receivables and Note 21 Other current receivables for further information.